SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission on Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11c or Section
         240.14a-12


                           ALLEGHENY BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)

                           William A. Loving, Jr. , CLBB
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

             ----------------------------------------------------------------

         (2) Aggregate number of securities to which transactions applies:

             ----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ----------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

             ----------------------------------------------------------------

         (5) Total fee paid:

             ----------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

             ----------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             ----------------------------------------------------------------

         (3) Filing Party:

             ----------------------------------------------------------------

         (4) Date Filed:

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


                         ALLEGHENY BANCSHARES, INC.
                            300 NORTH MAIN STREET
                                P.O. BOX 487
                      FRANKLIN, WEST VIRGINIA   26807
                               (304) 358-2311


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 12, 2004

         The Annual Meeting of Shareholders of Allegheny Bancshares, Inc. ("Allegheny") will be held on Monday, April 12, 2004, at the Community Center, Franklin, West Virginia, at 12:00 p.m., local time (lunch will be provided), for the following purposes:

         1.       To elect four directors to serve terms of three years each;

         2. To approve an amendment to the articles of incorporation to include the provisions for staggered terms of directors, which are currently in the bylaws of Allegheny;

         3. To approve an amendment to Allegheny's articles of incorporation to provide for a waiver of liability of directors under certain circumstances, as permitted by the West Virginia Business Corporation Act;

         4. To ratify the board of directors' selection of SB Hoover & Company, LLP, as the company's independent auditors for 2004; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders who are holders of record on March 15, 2004, may vote at the meeting.

                                       By Order of the Board of Directors,


                                       William A. Loving, Jr., CLBB
                                       Executive Vice-President and
                                       Chief Executive Officer
Franklin, West Virginia
March 22, 2004

Please vote, sign, date and return the enclosed proxy in the enclosed, self-addressed envelope as promptly as possible, even if you plan to attend the meeting. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. You may revoke your proxy before it is voted at the meeting.

                            TABLE OF CONTENTS
                                                                      Page No.

  VOTING PROCEDURES AND REVOKING YOUR PROXY................................4
      VOTING FOR DIRECTORS.................................................5
      VOTING FOR OTHER MATTERS.............................................5
      REVOKING YOUR PROXY..................................................5

* ELECTION OF DIRECTORS (Item 1 on Proxy Card).............................5
      MEMBERS OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS
      AND MANAGEMENT NOMINEES TO ALLEGHENY'S BOARD.........................6
      BOARD INFORMATION....................................................7
         Number of Meetings................................................7
         Board Committees..................................................7
         Board Compensation...............................................11
         Certain Transactions With Directors and Officers and
           Their Associates...............................................11
         Board of Directors Report on Executive Compensation..............12
         Performance Graph................................................13
      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............14
      EXECUTIVE COMPENSATION AND OTHER INFORMATION........................14
         Summary of Compensation..........................................14
         Employment and Change in Control Agreements......................14
         401(k) Plan......................................................15
         Security Ownership of Certain Beneficial Owners and Management...15

* PROPOSALS TO AMEND ARTICLES OF INCORPORATION
  (Items 2 and 3 on Proxy Card)...........................................17
         Introduction.....................................................17
         Staggered Terms of Directors (Item 2 on Proxy Card)..............17
         Waiver of Liability (Item 3 on Proxy Card).......................18

* RATIFICATION OF AUDITORS (Item 4 on Proxy Card).........................19

  ANNUAL REPORT ON FORM 10-KSB............................................20

  OTHER INFORMATION.......................................................20

  SHAREHOLDER PROPOSALS FOR 2005..........................................21

*Matters to be voted upon.

                          ALLEGHENY BANCSHARES, INC.
                            300 NORTH MAIN STREET
                                P.O. BOX 487
                      FRANKLIN, WEST VIRGINIA   26807
                               (304) 358-2311


                              PROXY STATEMENT

         Allegheny Bancshares, Inc.'s ("Allegheny") board of directors is soliciting proxies to vote Allegheny's shares at the 2004 Annual Meeting of Shareholders. Shareholders will meet at 12:00 p.m. on Monday, April 12, 2004, for the purposes stated in the accompanying Notice of Annual Meeting. On or about March 22, 2004, Allegheny began mailing this proxy statement to shareholders of record as of March 15, 2004. Shareholders as of March 15, 2004, may vote at the meeting.

         Please read this proxy statement carefully. You will find more information about Allegheny and Pendleton County Bank ("the bank") in our enclosed 2003 Annual Report to Shareholders and in the public documents we file with the Securities and Exchange Commission.

         Allegheny will pay for the cost of preparing, assembling, printing and mailing of the proxy material and for the board of directors' solicitation of proxies, and employees of the bank may follow up on this written solicitation by telephone or other methods of communication. Directors, officers and employees of the bank may solicit proxies personally, by telephone, telegraph and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock, and upon request, Allegheny will reimburse them for reasonable forwarding expenses.

         As of February 1, 2004, the company had 2,000,000 authorized shares of common stock with 899,323 shares issued and outstanding.


                    VOTING PROCEDURES AND REVOKING YOUR PROXY

         If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares "FOR" the election of the three nominees as directors, "FOR" the amendments to Allegheny's articles of incorporation, and "FOR" the ratification of the selection of SB Hoover & Company, LLP, as independent auditors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS

         Allegheny's bylaws currently provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently 11 directors on the board, four of whom are nominees for election at the 2004 Annual Meeting. All of the nominees are non-employee directors, except Richard W. Homan.

         Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.

         The table on pages 3 and 4 of this proxy statement contains background information on each director nominee.

VOTING FOR OTHER MATTERS

         A favorable vote by a majority of shareholders of the company's common stock represented at the Annual Meeting is required to approve the amendments to the Articles of Incorporation and to ratify the selection of SB Hoover & Company, LLP, as independent auditors for 2004.

REVOKING YOUR PROXY

         You may revoke your proxy before it is voted at the Annual Meeting by:

         o  Notifying the bank in person;
         o  Giving written notice to the bank;
         o  Submitting to the bank a subsequently dated proxy; or
         o  Attending the meeting and withdrawing the proxy before it is voted.


                         ELECTION OF DIRECTORS
                        (Item 1 on Proxy Card)

         Allegheny's bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than three nor more than 25 directors. The board of directors has set the number of directors to serve in 2004 at eleven, which means that four directors will be elected at the 2004 Annual Meeting and will serve a term expiring at the 2007 Annual Meeting or until a successor is selected.

MEMBERS OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND MANAGEMENT NOMINEES TO ALLEGHENY'S BOARD

                                                    Term    Principal Occupation
Name              Age    Position With Allegheny   Expires  For Past Five Years
----              ---    -----------------------   -------   -------------------

Thomas J. Bowman  79     Director of Allegheny      2006   Owner of Earnest
                         Since 2002; Director              Bowman &  Brother
                         of Pendleton  County              and Self-Employed
                         Bank Since 1969                   Farmer

Roger D. Champ    58     Director of Allegheny      2005   Self-Employed
                         Since 2002; Director of           Contractor
                         Pendleton County Bank
                         Since 1994

John E. Glover    61     Director of Allegheny      2006   Self-Employed Dentist
                         Since 2002; Director
                         of Pendleton County Bank
                         Since 1999

Carole H. Hartman 57     Director of Allegheny      2005   Owner of Pendleton
                         Since 2002; Director              County  Insurance
                         of Pendleton County Bank          Agency,
                         Since 1990;                       Self-Employed Farmer
                         Secretary of the Bank Board

John D. Heavner   67     Director of Allegheny      2005   Self-Employed Farmer
                         Since 2002; Director of
                         Pendleton County Bank
                         Since 1972

*Richard W. Homan 81     Director of Allegheny      2004   Banker
                         since 2002; Director of
                         Pendleton County Bank
                         Since 1952; President
                         of Bank and CEO
                         Prior to October 16, 2000

William A.
  Loving, Jr.     48     Director of Allegheny      2005   1993-2000 Regional
                         Since 2002; Executive             Vice-President With
                         Vice-President and CEO of         One Valley Bank in
                         Pendleton County Bank             Beckley, WV
                         Since 2000; Executive
                         Vice-President and CEO of
                         Allegheny Since 2002

*William
   McCoy, Jr.     82     Director of Allegheny      2004   Owner of Pendleton
                         Since  2002; Director             Times, Attorney
                         of Pendleton County Bank
                         Since 1954

*   Management Nominee

                                                    Term    Principal Occupation
Name             Age    Position With Allegheny   Expires   For Past Five Years
----            ---      -----------------------   -------   -------------------

*Jerry D. Moore  51     Director of Allegheny       2004    Self-Employed
                        Since 2002; Director                Attorney
                        of Pendleton County
                        Bank Since 1987

Richard C.
   Phares        75     Director of Allegheny       2006    Owner of R.C. Phares
                        Since 2002; Director of             Store, Self-Employed
                        Pendleton County Bank               Farmer
                        Since 1969

*Dolan Irvine    56     Director of Allegheny               Assessor, Appraiser
                        Since 2003; Director of             Pocahontas County
                        Pendleton County Bank               Self-Employed Farmer
                        Since 2003

Claudia Acord    34     Chief Financial Officer of   --     Accountant
                        Pendleton County Bank and
                        Allegheny

*   Management Nominee


BOARD INFORMATION

         While there is no such requirement, the board of directors of Pendleton County Bank and Allegheny are, and have at all times been, identical.

Number of Meetings

         The board of directors of Allegheny met five times in 2003, and all directors were present. The board of directors of the bank met for 49 regular weekly meetings in 2003. Special meetings are held from time to time as required. During 2004, the bank board has held eight regular meetings. During the year, each of the directors attended at least 75% of all meetings of the boards of Allegheny and the bank and all committees of the boards on which they served.

Board Committees

         Nominating Committee - The board of directors has not established formal nominating or compensation committees as the entire board serves in these capacities. The board of directors of Allegheny does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the board of directors is relatively small and vacancies are rare. Because the full board of directors serves the function of the nominating committee, not all directors are independent.

         The board of directors believes that candidates for director should have certain minimum qualifications, including:

         o  Directors should be of the highest ethical character.
         o Directors should have excellent personal and professional reputations in Allegheny's market area. o Directors should be accomplished in their professions or careers.
         o Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.
         o Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.
         o Directors must be willing and able to expend the time to attend meetings of the board of directors of Allegheny and the bank and to serve on board committees.
         o The board of directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of Allegheny.
         o Because the directors of Allegheny also serve as directors of the bank, a majority of directors must be residents of West Virginia, as required by state banking law.
         o Directors must be acceptable to Allegheny's and the bank's regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the board of directors or participating in the affairs of a financial institution.
         o Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the bylaws of the bank.
         o  Directors must be at least 21 years of age.

         The board of directors of Allegheny reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

         The process of the board of directors for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the board of directors considers the directors' overall service to Allegheny during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and Allegheny and the bank. The board of directors also reviews the payment history of loans, if any, made to such directors by the bank to ensure that the directors are not chronically delinquent and in default. The board considers whether any transactions between the directors and the bank have been criticized by any banking regulatory agency or the bank's external auditors and whether corrective action, if required, has been taken and was sufficient. The board of directors also confirms that such directors remain eligible to serve on the board of directors of a financial institution under federal and state law. For new director candidates, the board of directors uses its network of contacts in Allegheny's market area to compile a list of potential candidates. The board of directors then meets to discuss each candidate and whether he or she meets the criteria set forth above. The board of directors then discusses each candidate's qualifications and chooses a candidate by majority vote.

         The board of directors will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below are followed by stockholders for submitting nominations. The board of directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.

         Nominations for election to the board of directors, other than those made by or on behalf of the corporation,, must be made by a shareholder in writing delivered or mailed to the CEO not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the CEO not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:

         o Name and address of proposed nominee(s);
         o Principal occupation of nominee(s);
         o Total shares to be voted for each nominee;
         o Name and address of notifying shareholder; and
         o Number of shares owned by notifying shareholder.

         Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors. No shareholder recommendations or nominations have been made.

         Audit Committee - The joint audit committee of Allegheny and the bank was formed in January, 2002, and is composed of the following non-management directors: Dr. John Glover, Roger Champ, and T.J. Bowman. The functions performed by the committee are set forth in the "Report of the Audit Committee," included in this proxy statement. The audit committee of the bank is governed by a written charter approved by the board of directors of the bank in January 2002, and by Allegheny in May 2003.

         It is difficult for a community bank to find a single individual that has every one of the Securities and Exchange Commission's qualifications of an audit committee financial expert; Allegheny believes that having only one individual with financial expertise designation would cause the remaining members to believe that their oversight responsibility had been diminished. Allegheny believes that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the committee. As such, the board does not believe that it is necessary to actively search for an outside person to serve on the board to qualify as an audit committee financial expert. The committee has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The audit committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. As a result, Allegheny has not designated one individual as an "audit committee financial expert."

         Report of the Audit Committee - The audit committee oversees the financial reporting process of Allegheny and the bank on behalf of the board of directors. The audit committee relies on the expertise and knowledge of management, its internal auditors and the independent auditors in carrying out its oversight responsibilities. The specific responsibilities in carrying out the audit committee's oversight role are set forth in the company's audit committee charter. This charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the bank's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management, Allegheny and the bank, including the matters in the written disclosures required by the independent standards board and considered the compatibility of non-audit services with the auditors' independence.

         The committee discussed with Allegheny's internal and independent auditors the overall scope and plans for their respective audits. The committee met with the internal and independent auditors, with and without management present, and discussed the results of their examinations, their evaluation of the company's internal controls, and the overall quality of the company's financial reporting. The committee held eight meetings in 2003.

         In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The committee and the board have also approved the selection of Allegheny's independent auditors.

         Based upon the review and discussions referred to above, the board of directors recommends that the audited financial statements for the year ended December 31, 2003, be included in the bank's Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

February 27, 2004                  Dr. John Glover
                                   Roger Champ
                                   T.J. Bowman

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless the bank specifically incorporates this report by reference. They will not otherwise be filed under such Acts.

Board Compensation

         Directors receive $250 for each board meeting and $250 for each board committee meeting of the bank they attend. Directors do not receive fees for meetings of Allegheny's board. In 2003, the board of directors of Allegheny and the bank received $104,820, in the aggregate, for all board of directors' meetings attended and all fees paid for Allegheny and the bank.

Certain Transactions With Directors and Officers and Their Associates

         The bank has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of Allegheny and the bank and their associates. Total loans outstanding from the bank at December 31, 2003, to the bank's and Allegheny's officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more totaled $1,248,591, or approximately 5.4% of the bank's total equity capital. These extensions of credit are made at the same terms and conditions of other non-director borrowings. They do not involve more than the normal risk of collectibility or present other unfavorable features.

         During part of 2003, Directors Bowman, Champ, Glover, Hartman, Loving and Phares provided evaluation services to the bank in connection with evaluations of collateral for secured loans. The bank paid a standard rate for these services and therefore, amounts paid to these directors are as favorable to the bank as they would be with third parties not otherwise affiliated with the bank. However, the bank has discontinued this practice. Instead, valuations of collateral are reviewed by a committee of the board of directors.

         Director Moore provides legal services for the bank and Allegheny. Based on information provided by him, payments made by the bank to him for legal services were less than five percent of his gross revenue.

         The bank purchases property insurance coverage from Pendleton County Insurance Agency of which Director Hartman is an owner. The terms of and premiums for this insurance are as favorable to the bank as they would have been with third parties not otherwise affiliated with the bank.

Board of Directors Report on Executive Compensation

         The board of directors establishes compensation policies, plans and programs to accomplish three objectives:

         o To attract and retain highly capable and well-qualified executives;
         o To focus executives' efforts on increasing long-term shareholder value; and
         o To reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Allegheny.

         The board meets at least annually, and otherwise when necessary, with the chief executive officer to review and approve the compensation programs for executives. In determining the salary budget for 2003, and in fixing levels of executive compensation, the committee considered:

         o The bank's performance relative to its long-range goals and its peers; and
         o The relative individual performances of each executive.

         The compensation committee has determined that the bank's compensation is competitive with peer banks in its geographical area.

         During 2003, the chief executive officer's base compensation was set pursuant to an employment agreement, which is discussed elsewhere in this proxy statement. The board of directors arrived at the amounts in the employment agreement basically the same way as for other executives, recognizing that the chief executive officer has overall responsibility for the performance of the bank.

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the bank specifically incorporates this report by reference. It will not otherwise be filed under such Acts.

         The report is submitted by the board of directors, which consists of the following individuals:

                  Thomas J. Bowman                   Richard W. Homan
                  Roger D. Champ                     William McCoy, Jr.
                  John E. Glover                     Jerry D. Moore
                  Carole H. Hartman                  Richard C. Phares
                  John D. Heavner                    William A. Loving, Jr.
                  Dolan Irvine

Performance Graph

         The following graph (under separate file) compares the yearly percentage change in Allegheny's cumulative total shareholder return on common stock for the five-year period ending December 31, 2003, with the cumulative total return of the Media General Index (SIC Code Index 6712-Bank Holding Companies). Because Allegheny was not formed until 2002, information regarding the bank is used to complete the five-year period. Shareholders may obtain a copy of the index by calling Media General Financial Services, Inc., at telephone number (804)649-6923. There is no assurance that the bank's stock performance will continue in the future with the same or similar trends as depicted in the graph.

         The information used to determine Allegheny's cumulative total shareholder return on its common stock is based upon information furnished to Allegheny by one or more parties involved in purchases or sales of Allegheny's common stock. There is no public market for the common stock and share prices used to determine the cumulative shareholder return are based upon sporadic trading activity in privately negotiated transactions. We have not attempted to verify or determine the accuracy of the representations made to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Allegheny's directors and executive officers, and persons who own more than 10% of the registered class of the bank's equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to Allegheny. Based solely on a review of the reports furnished to Allegheny and written statements that no other reports were required, all
Section 16(a) filing requirements applicable to its officers and directors were met. Allegheny is required to report late filings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Compensation

         Allegheny's officers did not receive compensation as such during 2003. The table below reflects information concerning the annual compensation for services in all capacities to the bank for the fiscal years ended December 31, 2003, 2002 and 2001, for any executive officer whose annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                Annual Compensation (1)
                                       ----------------------------------------
                                                                    Other Annual
  Name and Principal Position        Year     Salary      Bonus     Compensation

William A. Loving, Jr., Executive     2003    $125,000   $14,900 (2)     $ 0
Vice-President                        2002    $122,134   $10,585 (3)     $ 0
and Chief  Executive Officer          2001    $116,374   $11,631 (4)     $ 0

(1) Does not include perquisites and other personal benefits, the amount of which are not shown because the aggregate amount of such compensation during the years presented did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.
(2)  Paid in 2004.
(3)  Paid in 2003.
(4)  Paid in 2002.

         The company does not maintain any form of stock option, stock appreciation rights, or other long-term compensation plans.

Employment and Change in Control Agreements

         The bank entered into a three-year employment agreement with William A. Loving, Jr. effective September 30, 2003, in which Mr. Loving agreed to serve as the bank's chief executive officer. This agreement is automatically renewable for additional three-year terms, unless terminated earlier or unless one of the parties elects not to renew the agreement at least 90 days prior to the end of the term. Under the employment agreement, the bank may terminate Mr. Loving's employment prior to the expiration of the term of employment with or without cause; provided, however, in the event the bank terminates his employment without cause (as defined in the employment agreement), he will be entitled to severance equal to the sum of his base annual compensation for the greater of
(i) the remainder of the term of the employment agreement (had it not been terminated) or (ii) 12 months. Under the employment agreement, Mr. Loving is entitled to annual compensation of $125,000, which may be adjusted upward by the board of directors of the bank, plus any bonus resulting from any subsequently adopted bonus plan. The employment agreement also contains a provision regarding non-competition, which effectively restricts Mr. Loving's ability to work in a similar capacity within the Counties of Pendleton, Grant and Hardy, West Virginia, for a period of two years following termination of employment with the bank.

         At the same time as the execution of the employment agreement by the bank and Mr. Loving, the parties also entered into an executive severance agreement effective for a period ending on December 31, 2003 (but subject to annual renewals thereafter unless either party objects). This agreement provides that upon a change in control (as defined in the agreement) and for a period of two years thereafter, if Mr. Loving's employment is terminated involuntarily by the bank (or its successor) without cause, Mr. Loving shall be entitled to a severance payment in the amount equal to 2 1/2 times his annual base salary (in effect at termination of employment or change in control, whichever is greater), plus benefits. In addition, the bank, or its successor, shall be obligated to provide Mr. Loving health insurance coverage comparable to that received immediately prior to termination of employment.

401(k) Plan

         The bank maintains a 401(k) profit sharing plan that generally covers all employees who have completed one year of service. Contributions to the plan are based on a percentage of each employee's salary plus matching contributions. The payment of benefits to participants is made at death, disability, termination or retirement. Contributions to the plan for all employees charged to operations during 2003 amounted to $73,122.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth information as of February 15, 2004, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the directors of the company; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules. Share totals include 500 directors' qualifying shares, which the bank's bylaws require each director to own.

                              Amount and Nature of
   Name and Address         Beneficial Ownership (1)(2)    Percent of Class
   ----------------          ------------------------      ----------------

T.J. Bowman                       1,636 Direct                  1.46%
                                 11,555 Indirect

Roger Champ                       3,938 Direct                     *
                                    480 Indirect

John E. Glover                   5,555 Direct                   1.46%
                                 7,673 Indirect

Carole H. Hartman                2,525 Direct                       *
                                   540 Indirect

John D. Heavner                  2,400 Direct                       *
                                 1,200 Indirect

Richard Homan                      611 Direct                    7.84%
P.O. Box 550                    69,900 Indirect (3)
Franklin, WV  26807-0550

William McCoy, Jr.              16,308 Direct                    3.19%
                                12,000 Indirect

Jerry Moore                      9,858 Direct                    1.12%
                                   300 Indirect

Richard C. Phares               17,625 Direct                    1.95%

William A. Loving, Jr.             599 Direct                       *
                                   130 Indirect

Dolan Irvine                       536 Direct

All Directors and Executive
Officers As a Group            165,369                           17.17%


(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(2)  Includes qualifying shares of 500 as required by the Company's bylaws.
(3) Consists of 33,400 held in the Richard Homan Trust and the Jean Ann Homan Trust of which Mr. Homan is Trustee. Also includes 36,500 shares owned by Captaur Limited Liability Company in which Mr. Homan owns a 50% interest and serves as Member/Manager.
(4)  (*) Less than 1%.

                               PROPOSALS TO AMEND
                            ARTICLES OF INCORPORATION
                          (Items 2 and 3 on Proxy Card)

Introduction

         The board of directors of Allegheny has unanimously adopted resolutions approving and recommending to the shareholders the adoption of certain amendments to the articles of incorporation of Allegheny. The proposed amendments would move the provisions for a staggered board of directors from Allegheny's bylaws to its articles of incorporation and would provide a waiver of liability of directors under certain circumstances.

         The proposed amendments are permitted under the laws of the State of West Virginia, Allegheny's state of incorporation, and, assuming approval by a majority vote of shareholders at the annual meeting, would become effective upon the filing of articles of amendment with the Secretary of State of the State of West Virginia. This filing is expected to be made shortly after the adoption of the amendments, if the proposed amendments are approved by the shareholders at the Annual Meeting.

         THE BOARD BELIEVES THAT THE ADOPTION OF THE FOLLOWING PROPOSED AMENDMENTS TO THE ARTICLES OF ALLEGHENY ARE IN THE BEST INTERESTS OF ALL OF THE STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THEIR ADOPTION.

Staggered Terms of Directors (Item 2 on Proxy Card)

         Currently, Allegheny's bylaws provide for a classified board of directors. There are three classes, with each being elected for a three-year term. After Allegheny was formed, the repeal of the West Virginia Corporations Act and the adoption of the West Virginia Business Corporation Act and the West Virginia Non-Profit Corporation Act were effective. While the West Virginia Business Corporation Act does not explicitly provide that staggered terms may not be provided for in the bylaws of a corporation, West Virginia Code ss. 31D-8-806 specifically includes that the articles of incorporation may provide for staggered terms of directors. Because it appears preferable to provide for staggered terms of directors in the articles of incorporation, the board of directors has approved, and recommends that the shareholders approve, that a new
Section IX.H. be added to the articles of incorporation to read, in its entirety, as follows:

                           H. Board of Directors. The number of directors of the
                  Corporation shall be fixed from time to time pursuant to the Bylaws of the Corporation. The directors shall be classified, with respect to the time for which they severally hold office, into three classes as nearly equal in number as possible. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose terms expire at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

         The purpose of these provisions in the bylaws and the proposed amendment to the articles of incorporation is to encourage persons seeking to acquire control of Allegheny to negotiate with Allegheny prior to attempting to take control. The bylaw provisions and the proposed amendment to the articles of incorporation are designed to make it more difficult and time-consuming to change majority control of the board of directors, and thus to reduce the vulnerability of Allegheny to a takeover attempt which may not be in the best interests of Allegheny or its shareholders. These provisions could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of Allegheny, even though that attempt might be beneficial to Allegheny and its shareholders. In addition, because these provisions may discourage accumulations of Allegheny stock by purchasers whose objective is to have that stock repurchased by Allegheny at a premium, these provisions could tend to reduce increases in the market price of Allegheny's stock to the extent such increases might be caused by the accumulation of Allegheny's stock.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION DISCUSSED ABOVE.

Waiver of Liability (Item 3 on Proxy Card)

         As noted above, the West Virginia Corporation Act was repealed and replaced, in part, by the new West Virginia Business Corporation Act. Under the new Act, West Virginia corporations may include provisions in the articles of incorporation which waive liability of the directors of the corporation for monetary damages to the corporation and its shareholders.

         In order for this waiver to apply, the director must have acted in good faith. The waiver does not apply to any director who:

         o  Breached a duty of loyalty to the corporation;
         o Acted in bad faith or engaged in intentional misconduct or knowingly violated any law;
         o Voted for an unlawful distribution, such as a dividend which would render the corporation insolvent or unable to pay its debt; or
         o Received any improper personal benefit in any transaction with the corporation.

         These waivers are prospective only and do not apply to actions prior to their adoption. The purposes of these waivers include protecting directors who acted in good faith, ensuring that qualified persons are willing to serve as director, and protecting the corporation from claims for indemnifications by directors who are sued in that capacity. The waiver may also help reduce the costs of liability insurance for directors and offset any potential reductions of insurance coverage. The primary disadvantage of the waiver is that it makes it more difficult for the corporation or its shareholders to sue directors for business decisions.

         The board of directors of Allegheny has reviewed this change in the corporate law and determined that amending the articles of incorporation of Allegheny to include a waiver of director liability is in the best interests of Allegheny and its shareholders. Accordingly, the board of directors recommends that the articles of incorporation of Allegheny be amended to add a new Section IX.G. to read, in its entirety, as follows:

                           G. Limitation of Liability. A director of the
                  Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted by the West Virginia Business Corporation Act or the laws of the United States or the State of West Virginia, as the same exist or may hereafter be amended. Any repeal or modification of the foregoing provision by the stockholders of the Corporation shall not adversely affect any right of protection of a director of the corporation existing at the time of such repeal or modification.

         THE BOARD OF DIRECTORS OF ALLEGHENY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.


                          RATIFICATION OF AUDITORS
                            (Item 4 on Proxy Card)

         The audit committee of the board of directors has selected the firm of SB Hoover & Company, LLP, to serve as the independent auditors for 2004. Although the selection of auditors does not require shareholder ratification, the board of directors has submitted the appointment of SB Hoover & Company, LLP, to the shareholders for ratification. If the shareholders do not ratify the appointment of SB Hoover & Company, LLP, the board of directors will consider the appointment of other independent auditors.

         SB Hoover & Company, LLP, advised Allegheny that no member of that accounting firm has any direct or indirect material interest in Allegheny. A representative of SB Hoover & Company, LLP, will be present at the Annual Meeting, will have the opportunity to make a statement and will respond to appropriate questions. The proxies will vote your proxy "FOR" the ratification of the selection of SB Hoover & Company, LLP, unless otherwise directed.

         The following fees were paid by Allegheny and the bank to SB Hoover & Company, LLP:

                                                   2002              2003
                  Audit Fees                      49,210            34,200
                  Audit-Related Fees               1,124                 0
                  Tax Fees                         1,000             1,000
                  All Other Fees                  17,225            22,838

         The Audit Committee has considered whether SB Hoover & Company, LLP, has maintained its independence during the fiscal year ended December 31, 2003. The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the company by the independent accountants; provided, however, that the Audit Committee may specifically authorize its Chairman to pre-approve the provision of any non-audit service to the company. Further, the foregoing pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. All of the services described above for which SB Hoover & Company, LLP, billed the company for the fiscal year ended December 31, 2003, were pre-approved by the company's Audit Committee. For the fiscal year ended December 31, 2003, the company's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to Allegheny by SB Hoover & Company, LLP.


                       ANNUAL REPORT ON FORM 10-KSB

         You may obtain a copy of the Annual Report on Form 10-KSB, as filed by the bank with the FDIC, by contacting William A. Loving, Jr.,
Executive Vice-President and Chief Executive Officer, Allegheny Bancshares,
Inc., 300 North Main Street, P.O. Box 487, Franklin, West Virginia   26807,
(304) 358-2311.


                             OTHER INFORMATION

         If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of the company, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.

                         SHAREHOLDER PROPOSALS FOR 2005

         Any shareholder who wishes to have a proposal placed before the 2005 Annual Meeting of Shareholders must submit the proposal to the secretary of the bank, at its executive offices, no later than December 15, 2004 (which is 120 days prior to the 2005 Annual Meeting) to have it considered for inclusion in the proxy statement of that Annual Meeting.


                                       William A. Loving, Jr.
                                       Executive Vice-President and
                                       Chief Executive Officer

                       ALLEGHENY BANCSHARES, INC.
                         300 NORTH MAIN STREET
                             P.O. BOX 487
                    FRANKLIN, WEST VIRGINIA   26807
                            (304) 358-2311


                                PROXY

                 THIS PROXY IS SOLICITED ON BEHALF OF THE
                         BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS, APRIL 12, 2004

         William McCoy, Jr., Carole H. Hartman and Richard W. Homan, or any one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Allegheny Bancshares, Inc., at the Annual Meeting of Shareholders to be held April 12, 2004, and any adjournment thereof.

                                                FOR       WITHHOLD       FOR ALL
                                                ALL         ALL          EXCEPT*
                                                -----      -------       ------
                                               (Except Nominee(s) Written Below)

1. Election of directors for the terms
   specified in the proxy statement:             9           9            9

   -------------------------------------
   * (Except Nominee(s) written above.)


                                                FOR        AGAINST      ABSTAIN
                                                ----       -------      -------
2. To approve the amendment to the
   articles of incorporation to include
   the provisions for staggered terms of
   directors which are currently in
   the bylaws of Allegheny.                       9           9           9


3. To approve an amendment to
   Allegheny's articles of incorporation
   to provide for a waiver of liability
   of directors under certain
   circumstances as permitted by the
   West Virginia Business Corporation Act.        9           9           9


                (Continued and To Be Signed On Reverse Side)

                       ALLEGHENY BANCSHARES, INC.

                                                FOR        AGAINST     ABSTAIN
                                                ----       -------     -------

4. Ratify the selection of
   SB Hoover & Company, LLP,
   as independent auditors for 2004:              9            9          9

5. To transact such other business as may
   properly come before the
   meeting or any adjournments thereof:           9            9          9


         This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the shares represented by this proxy will be voted "FOR" the election of all director nominees. Each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at the annual meeting, this proxy shall be voted in accordance with the recommendation of the board of directors.

         The board of directors recommends a vote "FOR" the listed proposals.


                                  Date:                                  , 2004
                                        --------------------------------

                                        Number of Persons Who Will Attend
                                        the Luncheon and Annual Meeting on
                                        Monday, April 12, starting at
                                        noon:
                                             -------------------

                                        -------------------------------------
                                        (Signature of Shareholder)

                                        -------------------------------------
                                        (Signature of Shareholder)

                                         When signing as attorney, executor,
                                         Administrator, trustee or guardian,
                                         please Sign full title.  If more than
                                         one trustee, all should sign.
                                         ALL JOINT OWNERS MUST SIGN as printed
                                         on label to your left.

               PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
                   PROMPTLY USING THE ENCLOSED ENVELOPE.